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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          United Parcel Service, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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FIRST UNION NATIONAL BANK                                 P.O. BOX 41784
                                                          ATTN: PA 1204-ESS
                                                          PHILADELPHIA, PA
                                                          19101-1784
                                                          1-888-663-8325

                                                        September 22, 1999

To Participants in the Annie E. Casey
 Foundation Stock Compensation Plan:

   We have been advised that a special meeting of shareowners of United Parcel Service of America, Inc. (the "Corporation") will be held at 1209 Orange Street, Wilmington, Delaware, on October 25, 1999, at 9:00 A.M. A copy of the Notice of Meeting and Proxy Statement and a Letter of Instructions to execute the proxy, which is being solicited on behalf of the Board of Directors of the Corporation, are enclosed.

   Under the Annie E. Casey Foundation Stock Compensation Plan, we are to notify you of the time and place of the meeting and offer to furnish you, and furnish if requested, a proxy permitting you to vote at the meeting the number of shares of capital stock of the Corporation held by us under the trust for you. If you would like such a proxy, please advise us.

   Alternatively, you may use the enclosed Letter of Instructions to require us to vote your shares as you indicate. If you wish your stock voted in this manner, please complete, date, sign and return the Letter of Instructions to us in the enclosed pre-addressed postage-paid envelope.

   If we do not hear from you prior to October 18, 1999, we will execute and deliver to Joseph R. Moderow, the Secretary of the Corporation, a proxy to vote your shares.

                                             Very truly yours,

                                             First Union National Bank
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FIRST UNION NATIONAL BANK                                 P.O. BOX 41784
                                                          ATTN: PA 1204-ESS
                                                          PHILADELPHIA, PA
                                                          19101-1784
                                                          1-888-663-8325

                                                        September 22, 1999

To Participants in the UPS Qualified Stock Ownership
 Plan and Trust:

   We have been advised that a special meeting of shareowners of United Parcel Service of America, Inc. (the "Corporation") will be held at 1209 Orange Street, Wilmington, Delaware, on October 25, 1999, at 9:00 A.M. A copy of the Notice of Meeting and Proxy Statement and a Letter of Instructions to execute the proxy, which is being solicited on behalf of the Board of Directors of the Corporation, are enclosed.

   Under the UPS Qualified Stock Ownership Plan and Trust Agreement, we are to notify you of the time and place of the meeting and furnish you the enclosed Letter of Instructions, which allows you to require us to vote your shares as you indicate. If you wish to instruct us how to vote your shares, please complete, date, sign and return the Letter of Instructions to us in the enclosed pre-addressed postage-paid envelope.

   If we do not hear from you prior to October 18, 1999, we will execute and deliver to Joseph R. Moderow, the Secretary of the Corporation, a proxy to vote your shares.

                                             Very truly yours,

                                             First Union National Bank
                                             Trustee, UPS Qualified Stock
                                          Ownership
                                             Plan and Trust

FIRST UNION NATIONAL BANK                               P.O. BOX 41784
                                                        ATTN: PA 1204-ESS
                                                        PHILADELPHIA, PA
                                                        19101-1784
                                                        1-888-663-8325

                                                         September 22, 1999

To Members of the UPS Stock Trusts:

   We have been advised that a special meeting of shareowners of United Parcel Service of America, Inc. (the "Corporation") will be held at 1209 Orange Street, Wilmington, Delaware, on October 25, 1999, at 9:00 A.M. A copy of the Notice of Meeting and Proxy Statement and a Letter of Instructions to execute the proxy, which is being solicited on behalf of the Board of Directors of the Corporation, are enclosed.

   Under the applicable trust agreement, we are to notify you of the time and place of the meeting and offer to furnish you, and furnish if requested, a proxy permitting you to vote at the meeting the number of shares of capital stock of the Corporation held by us under the trust for you. If you would like such a proxy, please advise us.

   Alternatively, you may use the enclosed Letter of Instructions to require us to vote your shares as you indicate. If you wish your stock voted in this manner, please complete, date, sign and return the Letter of Instructions to us in the enclosed pre-addressed postage-paid envelope.

   If we do not hear from you prior to October 18, 1999, we will execute and deliver to Joseph R. Moderow, the Secretary of the Corporation, a proxy to vote your shares.

                                        Very truly yours,

                                        First Union National Bank
                                        Trustee, UPS Stock Trusts